UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 9, 2023
Date of Report (date of earliest event reported)

FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)

Federally chartered corporation United States	001-51845		56-6000442
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1475 Peachtree Street, NE	Atlanta	Georgia	30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2023, the board of directors of the Federal Home Loan Bank of Atlanta (the "Bank") elected Susan F. Dewey to fill a vacant public interest independent directorship due to the death of public interest independent director Kim D. Saunders. Ms. Dewey is retiring as Chief Executive Officer of Virginia Housing Development Authority, a housing associate of the Bank located in Richmond, Virginia, on December 31, 2023. Ms. Dewey's appointment to the Bank's board of directors will be effective on January 15, 2024 and for the remainder of the vacancy ending on December 31, 2024. Ms. Dewey will serve on the Bank's Audit, Finance, Housing and Community Investment, and Executive Committees.

The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Federal Home Loan Bank Act and Federal Housing Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short-term and long-term investments, enters into derivative transactions, and provides certain cash management and other services; in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank's business and are subject to the same Bank policies as transactions with the Bank's members, housing associates, and third parties generally.

The Bank will compensate Ms. Dewey in accordance with the Bank's Directors' Compensation Policy. She will also be entitled to participate in the Bank's Non-qualified Deferred Compensation Plan, under which each Bank director has the opportunity to defer all or a portion of the amount of their compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: December 11, 2023
By: /s/ Andrew S. Locker
Andrew S. Locker
General Counsel, Corporate Secretary and Director of Compliance